SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 18549

SCHEDULE 14C

(Rule 14C-101)

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box: [   ] Preliminary Information Statement [   ] Confidential, for Use of the Commission only (as permitted by Rule 14a-5(d) (1)) [X] Definitive Information Statement

FullNet Communications, Inc.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Information Statement, if other than the registrant)

Filed by the Registrant  X

Filed by a party other than the Registrant   __

Payment of Filing Fee (Check the appropriate box): [X] No fee required [   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

___________________________________________

(2) Aggregate number of securities to which transaction applies:

______________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________

(4) Proposed maximum aggregate value of transaction:

______________________________________________________

(5) Total fee paid:

_______________________________________________________[  ] Fee previously paid with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

FULLNET COMMUNICATIONS, INC.

201 Robert S. Kerr Avenue, Suite 210

Oklahoma City, Oklahoma 73102

RE:  Notice of Action by Written Consent of Shareholders

Dear Shareholder:

We are notifying our shareholders of record on April 30, 2013 that shareholders owning 4,693,795 shares of our common stock, representing 51.4% of our outstanding common stock on April 30, 2013 intend to execute a written consent in lieu of an annual shareholders meeting approving the following two actions.

1.

The amendment and restatement of our Articles of Incorporation to:

a)

increase the number of authorized shares of our capital stock from 10,000,000 to 50,000,000, divided into two classes, 40,000,000 authorized shares of common stock, $0.00001 par value per share (an increase from 10,000,000 shares) and 10,000,000 authorized shares of preferred stock, par value $0.001 per share;

b)

correct and change our name to FullNet Communications, Inc. from Fullnet. Communications, Inc.;

c)

provide for three classes of directors serving terms, with each class to be as nearly equal in number as possible;

d)

require shareholder super-majority approval for certain actions;

e)

effect various other changes related to the Company’s governance and conduct of activities; and

f)

provide for indemnification of individuals serving or having served as an officer, director, employee or agent of the Company and, at the request of the Company, of any other company, partnership, joint venture or other entity.

1.

The re-election of the incumbent members of our Board of Directors consisting of three members, each to serve until his successor is duly elected and qualified or until the earlier of his death, resignation or removal.

Under the Oklahoma General Corporation Act and our bylaws, shareholder action may be taken by written consent without a meeting of shareholders.  The written consent of the holders of a majority of our outstanding common stock is sufficient under the Oklahoma General Corporation Act and our bylaws to approve the actions described above.  Accordingly, the actions described above will not be submitted to you and our other shareholders for a vote.  This notice serves as the shareholder notice required pursuant to Section 1073 of the Oklahoma General Corporation Act.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

An information statement containing a detailed description of the matters adopted by written consent in lieu of an annual meeting of shareholders may be accessed from our website at http://www.fullnet.net/ir.html.  In addition, we will provide without charge to you, upon written or oral request, a copy of the information statement and any other report or information we have filed with the United States Securities and Exchange Commission.  You are urged to read the information statement in its entirety for a description of the actions taken by the holders of a majority of our outstanding common stock shares.

By order of the Board of Directors,

Roger P. Baresel, Corporate Secretary

Oklahoma City, Oklahoma

May 10, 2013

FULLNET COMMUNICATIONS, INC.

201 Robert S. Kerr Avenue, Suite 210

Oklahoma City, Oklahoma 73102

(405) 236-8200

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

We are sending you this information statement to inform you of the actions to be taken by the holders of a majority of our outstanding common stock by written consent in lieu of an annual meeting.

What actions are to be taken by the written consent in lieu of an annual meeting?

The holders of a majority of our outstanding common stock will execute the Shareholder Consent to Action in Lieu of a Meeting attached to this Information Statement as Appendix B (the “Shareholder Consent”) approving the Amended and Restated Certificate of Incorporation and the re-election of our directors:

1)

The amendment of our Articles of Incorporation pursuant to the Amended and Restated Certificate of Incorporation attached to this Information Statement as Appendix A as follows:

a)

to increase the number of authorized shares of our capital stock from 10,000,000 to 50,000,000, divided into two classes, 40,000,000 authorized shares of common stock, $0.00001 par value per share (an increase from 10,000,000 shares) and 10,000,000 authorized shares of preferred stock, par value $0.001 per share (the "Share Amendment");

b)

 to correct and change our name to FullNet Communications, Inc. from Fullnet. Communications, Inc. (the “Name Correction Amendment”);

c)

to provide for three classes of directors serving terms, with each class to be as nearly equal in number as possible (the “Staggered Board Amendment”);

d)

to require shareholder super-majority approval for certain actions;

e)

to effect various other changes to related to the Company’s governance and conduct of activities (the “Miscellaneous Amendments”); and

f)

to provide for indemnification of individuals serving or having served as an officer, director, employee or agent of the Company and, at the request of the Company, of any other company, partnership, joint venture or other entity (the “Indemnification Amendment”).

1)

The re-election of the incumbent members of our Board of Directors consisting of three members, each to serve until his successor is duly elected and qualified or until the earlier of his death, resignation or removal.

How many shares will be voted for the actions?

The approval and adoption of each of the actions to be taken by the Shareholder Consent requires the consent of the holders of a majority of the shares of our outstanding common stock.  We had 9,118,161 outstanding shares of our common stock on April 30, 2013 (the “record date”).  Each share of our common stock is entitled to one vote.  The holders of 4,693,795 shares of our common stock, representing 51.4% of our outstanding common stock shares entitled to vote on the record date, will execute the Shareholder Consent to be effective on the 21st day following distribution of this information statement to our shareholders.  Under Oklahoma General Corporation Act and our bylaws, shareholder action may be taken by written consent without a meeting of shareholders.  The Shareholder Consent, when executed, will be sufficient under the Oklahoma General Corporation Act and our Articles of Incorporation and bylaws to approve the actions described above and elsewhere in this Information Statement. As a result, we anticipate that all actions described in this Information Statement will be taken and become effective on May 30, 2013 or shortly thereafter, without any further action or vote by you and our other shareholders.

Am I entitled to dissenter’s rights?

The Oklahoma General Corporation Act does not provide for dissenter's rights for the actions to be taken by the Shareholder Consent.

Action 1 - Amendment of our Articles of Incorporation

The holders of 4,693,795 shares of our common stock, representing 51.4% of the shares of our common stock entitled to vote on the record date, will approve and adopt an amendment to our Articles of Incorporation by execution of the Shareholder Consent.  We anticipate that the Shareholder Consent in approval of the amendments to the Company’s Articles of Incorporation will be effective on May 30, 2013 or shortly thereafter.

The amendment of our Articles of Incorporation will be pursuant to the Amended and Restated Certificate of Incorporation attached to this Information Statement as Appendix A and will:

a)

increase the number of authorized shares of our capital stock from 10,000,000 to 50,000,000, divided into two classes, 40,000,000 authorized shares of common stock, $0.00001 par value per share (an increase from 10,000,000 shares) and 10,000,000 authorized shares of preferred stock, par value $0.001 per share (the "Share Amendment");

b)

correct and change our name to FullNet Communications, Inc. from Fullnet. Communications, Inc. (the “Name Correction Amendment”);

c)

provide for three classes of directors serving terms, with each class to be as nearly equal in number as possible, (the “Staggered Board Amendment”);

d)

effect various other changes to related to the Company’s governance and conduct of activities (the “Miscellaneous Amendments”); and

e)

provide for indemnification of individuals serving or having served as an officer, director, employee or agent of the Company and, at the request of the Company, of any other company, partnership, joint venture or other entity (the “Indemnification Amendment”).

The Share Amendment

Our board of directors believes, in general, that the increase in authorized shares of capital stock is desirable to enhance the Company’s flexibility in taking possible future actions, including corporate mergers, acquisitions of assets, stock splits, stock dividends, equity compensation awards or other corporate purposes. The proposed amendment will allow us to accomplish these potential objectives. Our board determines whether, when and on what terms to issue shares of common and preferred stock. Use of the additional shares of common and preferred stock proposed to be authorized will not require shareholder approval unless required under Oklahoma corporate law or by the rules of any securities exchange on which the common stock may become listed or quoted.

Currently we have 10,000,000 shares of authorized common stock, par value $.00001 per share.  As of the record date, there were 9,118,161 shares of common stock issued and outstanding.  The proposed amendment will increase the number of shares of common stock that we are authorized to issue from 10,000,000 to 40,000,000 shares.  Our board of directors believes that the authorized common stock is required to enable us to respond to business opportunities and to pursue objectives that may develop or arise in the future.  Our board of directors also believes that the availability of additional shares will provide us with the flexibility to issue common stock for proper corporate purposes that may be identified by our board of directors from time to time, including financings, acquisitions, strategic business relationships or stock dividends and stock splits.  Furthermore, our board of directors believes that the availability of additional shares of common stock will enable us to attract and retain talented employees through grant of stock options and other stock-based incentives.

The additional common stock to be authorized will have rights identical to our currently outstanding common stock. The Share Amendment will not change the $0.00001 par value per share of the common stock.

Under our current Certificate of Incorporation and as to be amended, shareholders do not have preemptive rights to subscribe to additional securities that we may issue. This means that current shareholders do not have a prior right to purchase any new issuance of our capital stock in order to maintain the shareholders’ proportionate ownership of common stock. In addition, if we issue additional shares of common stock or other securities convertible into common stock in the future, the issuance of the additional shares will dilute the voting rights of existing shareholders and may also dilute earnings per share and book value per share of our common stock shareholders. The increase in authorized shares of common stock could also discourage or hinder efforts by other parties to obtain control of us, thereby having an anti-takeover effect. The increase in our authorized shares of common stock is not being proposed in response to any known threat to acquire control of us.

It is expected that the Amended and Restated Certificate of Incorporation including the Share Amendment will be filed with the Secretary of State of the State of Oklahoma shortly following execution of the Shareholder Consent. The Share Amendment is set forth in Article Fifth of the Amended and Restated Certificate of Incorporation reads as follows:

The total number of shares of capital stock which this Corporation shall have authority to issue is 50,000,000 shares, divided into 40,000,000 shares designated as Common Stock, par value $.00001 per share, and 10,000,000 shares designated as Preferred Stock, par value $.001 per share.

The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are as follows:

Preferred

The board of directors is authorized, subject to limitations prescribed by law and the provisions hereof, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Oklahoma, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the board with respect to each series shall include but not be limited to, determination of the following:

(a)

The number of shares constituting the series and the distinctive designation of that series;

(b)

The dividend rate on the shares of that series, whether dividends shall be cumulative, and if so, from which date or dates, and the rights of priority, if any, of payment of dividends on shares of that series;

(c)

Whether that series shall have voting right, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

(d)

Whether that series shall have conversion privileges, and if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate in such events as the board shall determine;

(e)

Whether or not shares shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary with different conditions and at different redemption dates;

(f)

Whether that series shall have a sinking fund for redemption or purchase of shares of the series, and if so, the terms and amount of such sinking fund;

(g)

The rights of the shares of that series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of this Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(h)

Any other relative rights, preferences or limitations of that series.

Dividends on outstanding shares of Preferred Stock shall be paid or set apart for payment before any dividends shall be paid or declared or set apart for payment on the common shares with respect to the same dividend period.

If upon voluntary or involuntary liquidation, dissolution or wind up of this Corporation the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratable amount the shares of all series in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

Common

Each of the shares of the Common Stock of this Corporation shall be equal in all respects to each other share.  The holders of shares of Common Stock shall be entitled to one vote for each share of Common Stock held with respect to all matters as to which the Common Stock is entitled to be voted.

Subject to the preferential and other dividend rights applicable to Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends (payable in cash, stock or otherwise) as may be declared on the Common Stock by the board of directors at any time or from time to time out of any funds legally available therefor.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of this Corporation, after distribution in full of the preferential and/or other amounts to be distributed to the holders of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of this Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them.

While there are no current plans, commitments or understandings, written or oral, except as described elsewhere in this Information Statement (see “Description of Securities – Series A Preferred Stock” and “Security Ownership of Certain Beneficial Owners and Management – Outstanding Warrants and Stock Options”), to issue any of our common or preferred stock, in the event of any issuance, our common shareholders will not have any preemptive or similar rights to acquire any of the common or preferred stock.

The Name Correction Amendment

On December 1, 1995, pursuant to amendment of our Articles of Incorporation we changed our name from CEN-COM of Oklahoma, Inc. to FullNet. Communications, Inc.  Due to a scrivener's error our name change included a period after FullNet which the Name Correction Amendment to our Articles of Incorporation will correct so that our corporate name will be correctly reflected as FullNet Communications, Inc.

We expect that the Name Correction Amendment as part of the Amended and Restated Certificate of Incorporation (Article First) will be filed with the Secretary of State of the State of Oklahoma shortly following execution of the Shareholder Consent. Article First of the Amended and Restated Certificate of Incorporation reads as follows:

The name of this corporation is:  FullNet Communications, Inc.

Each outstanding common stock certificate will continue to represent the number of common shares shown on its face. The outstanding common stock certificates will not be exchanged for new certificates.  Do not destroy your present common stock certificates or return them to us or our transfer agent.

The Staggered Board Amendment

Our board of directors believes that the adoption and implementation of a staggered board of directors is in the best interest of our shareholders in as much as it will

1)

provide board of directors continuity, stability and maintain knowledge and experience of our business and financial activities, and

2)

provide an important mechanism to ensure that the maximum price is realized in any hostile takeover attempt.

The proposed amendment will allow us to accomplish these objectives.

Under our Articles of Incorporation, shareholders have the right to elect all of the members of the board of directors at any annual shareholders meeting.  In addition to ensuring board of directors continuity, stability and maintain knowledge and experience, the adoption and implementation of a staggered board of directors may also discourage or hinder efforts by other parties to obtain control of us, thereby having an anti-takeover effect. The implementation of a staggered board of directors is not being proposed in response to any known threat to acquire control of us.

We expect that the Staggered Board Amendment as part of the Amended and Restated Certificate of Incorporation (Section (c) of Article Eighth) will be filed with the Secretary of State of the State of Oklahoma shortly following execution of the Shareholder Consent. Section (c) of Article Eighth of the Amended and Restated Certificate of Incorporation reads as follows:

Classes of Directors; Election by Shareholders; Vacancies. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2016 annual meeting of shareholders, the term of the initial Class II directors shall terminate on the date of the 2017 annual meeting of shareholders and the term of the initial Class III directors shall terminate on the date of the 2018 annual meeting of shareholders. Not more than one class of directors shall be subject to replacement by the shareholders during any single year. At each annual meeting of shareholders beginning in 2016, successors to the class of directors whose term expires at that annual meeting may be elected for a three-year term; however, in the absence of a nomination for a successor, the term of the then current director shall simply be extended for another full three year term without further action being required. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until a successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, however resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected. No election of directors need be by written ballot.

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by this Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Certificate of Designation of such class or series of Preferred Stock or the resolution or resolutions adopted by the Board of Directors pursuant to Section (b) of this Article Eighth applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article Eighth unless expressly provided by such terms.

The First Shareholder Super-Majority Amendment

The first Shareholder Super-Majority Amendment set forth in Section (a) of Article Tenth states that the affirmative vote of the holders of at least 66 2/3rd% of our issued and outstanding stock having voting power, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with Articles Sixth, Seventh, Eighth and Tenth of our Certificate of Incorporation.  And except as set forth above, in accordance with the Oklahoma General Corporation Act, the affirmative vote of the holders of more than 50% of our issued and outstanding stack having voting power, voting together as a single class, shall be required to amend, repeal or adopt any provision of our Certificate of Incorporation.

As a result of the requirement of the 66 2/3rd% affirmative vote requirement, the ability of our shareholders to amend Articles Sixth, Seventh, Eighth and Tenth of our Certificate of Incorporation will be significantly limited. Although the holders of more than 50%, but less than 66 2/3rd%, of our common stock may desire to amend Articles Sixth, Seventh, Eighth and Tenth, they will be unable. Furthermore, our executive officers and directors will be in the position to prevent or delay a change in management and control of us because of the 66 2/3rd% affirmative vote requirement to amend Articles Eighth and Tenth which also may have an adverse effect on the market price of our common stock.

We believe that the benefits of this Amendment include both the clarity and equanimity that this Amendment provides for our shareholders and debt holders who will be considering any future actions requiring shareholder approval.  Our individual shareholders and the debt holders will be able to clearly see the requirements to change our business direction or the rights of our shareholders in the future.

The Second Shareholder Super-Majority Amendment

The second Shareholder Super-Majority Amendment set forth in Section (b) of Article Tenth states that our Bylaws may be adopted, repealed, altered, amended or rescinded by the affirmative vote of the holders of 66 2/3rd% of our outstanding stock entitled to vote thereon.  As a result of the requirement of the 66 2/3rd% affirmative vote requirement, the ability of our shareholders to amend our bylaws will be significantly limited. Although the holders of more than 50%, but less than 66 2/3rd%, of our common stock may desire to amend our bylaws, they will be unable. Furthermore, our directors will be in the position to prevent or delay a change in our Board of Directors and management because of the 66 2/3rd% affirmative vote requirement to amend our bylaws which also may have an adverse effect on the market price of our common stock.

We believe that the benefits of this Amendment include both the clarity and equanimity that this Amendment provides for our shareholders and debt holders who will be considering any future actions requiring shareholder approval.  Our individual shareholders and debt holders will be able to clearly see the requirements to change our business direction or the rights of our shareholders in the future.

The Miscellaneous Amendments

Our Board of Directors identified various additional additions to our Articles of Incorporation that our directors and a majority of our shareholders  believe are necessary to improve the manner in which our activities are governed and conducted for the benefit of our shareholders.  These additions are set forth in Articles Eighth and Tenth of the Amended and Restated Certificate of Incorporation attached hereto as Appendix A, with the new additions in italics and underlined.

The first Miscellaneous Amendment set forth in Section (a) of Article Eighth states that the business and affairs of this Corporation shall be under the direction of our board of directors and the second Miscellaneous Amendment set forth in Section (b) of Article Eighth states that the number of directors shall not be less than one nor more than five.  It is believed that the effect of these two Miscellaneous Amendments is to provide for the efficient management of our affairs while allowing for a reasonable increase in the number of directors as may be required to respond to our future needs.  The first Miscellaneous Amendment corresponds to the provisions of the Oklahoma General Corporation Act. The second Miscellaneous Amendment limits both our Board of Directors and shareholders in the appointment or election of our directors to five. Prior to the second Miscellaneous Amendment, the number of directors was not effectively limited by our bylaws, Certificate of Incorporation and the Oklahoma General Corporation Act.

The third Miscellaneous Amendment set forth in in Section (c) of Article Tenth states that any action required or permitted to be taken at a meeting of our shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

This Miscellaneous Amendment does not change the rights of the shareholders that exist under Section 1073 of the Oklahoma General Corporation Act. The shareholder rights under Section 1070 and this Miscellaneous Amendment are to provide a uniform efficient method by which our shareholders may act without the formality of a shareholder meeting and in lieu of that meeting execute written consent.

We believe that the benefits of this Miscellaneous Amendment include minimizing the demands that organizing a meeting and obtaining the presence of a quorum of our shareholders would otherwise place upon the corporation and our individual shareholders while at the same time, enabling the corporation and our shareholders to take advantage of electronic communications while still providing each of our individual shareholders with the ability to examine any decisions made thereby and to verify the language of any decisions that are made, as well as to validate the numerical imperative.

We expect that the Miscellaneous Amendments as part of the Amended and Restated Certificate of Incorporation will be filed with the Secretary of State of the State of Oklahoma shortly following execution of the Shareholder Consent.

The Indemnification Amendment

Our Board of Directors believes that the adoption of the Indemnification Amendment will be in our best interest and encourage individuals to serve as our officers, employees and agents and individuals to serve on our board of directors as independent directors, which is believed to not be opposed to the best interests of our shareholders.

Section 1031 of the Oklahoma General Corporation Act of the State of Oklahoma empowers corporations to indemnify a person serving as a director, officer, employee, or agent of the corporation or a person who serves at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, and further specifies that the indemnification set forth in Section 1031 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. Furthermore, Section 1031 further empowers a corporation to purchase and maintain insurance on behalf of any such persons against any liability asserted against them and incurred by them in any such capacity, or arising out of the person’s status as such, whether or not the corporation would have the power to indemnify the person against such liability under Section 1031.

Our board of directors has concluded that our directors, officers and employees should be provided with maximum protection in order to insure that the most capable persons otherwise available will remain in, and in the future be attracted to, these directorships or executive officer and employment positions. Furthermore, that it is fair, reasonable, prudent and necessary that we be obligated to indemnify our present and future directors, officers and employees in a reasonable and adequate manner and that we assume the responsibility and liability for expenses and damages in connection with claims brought whether on account of any prior, present or future alleged act, omission, injury, damage, or event. Also, we desire to have our directors, officers and employees serve or continue to serve as free from undue concern for damages by reason of decisions or actions taken on our behalf.

We expect that the Indemnification Amendment as part of the Amended and Restated Certificate of Incorporation (Article Seventh) will be filed with the Secretary of State of the State of Oklahoma shortly following execution of the Shareholder Consent. Article Seventh of the Amended and Restated Certificate of Incorporation reads as follows:

(a)

Third Party Claims. This Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of this Corporation) by reason of the fact that such person shall be serving or served as  a director, officer, employee or agent of this Corporation or shall be serving or served at the request of this Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of this Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that such person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interest of this Corporation and with respect to any criminal action or proceeding had reasonable cause to believe that such person’s conduct was unlawful.

(b)

Derivative Claims. This Corporation shall indemnify any person who was or shall be a party or shall be threatened to be made a party to any threatened, pending or completed action or suit by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that such person shall be serving or served as a director, officer, employee or agent of this Corporation or shall be serving or served at the request of this Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of this Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to this Corporation unless and only to the extent that the court in which such action or suit was brought shall determine, upon application, that despite the adjudication of liability, but in the view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(c)

Expenses. Expenses, including fees and expenses of counsel, incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding may be paid by this Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by this Corporation as authorized herein.

(d)

Insurance. This Corporation may purchase (upon resolution duly adopted by the Board of Directors) and maintain insurance on behalf of any person who shall be serving or served as a director, officer, employee or agent of this Corporation, or shall be serving or served at the request of this Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not this Corporation would have the power to indemnify such person against such liability.

(e)

Reimbursement. To the extent that any person entitled to indemnity hereunder by this Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to herein or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(f)

Enforcement. Every such person shall be entitled, without demand by such person upon this Corporation or any action by this Corporation, to enforce such person’s right to such indemnity in an action at law against this Corporation. The right of indemnification and advancement of expenses hereinabove provided shall not be deemed exclusive of any rights to which any such person may now or hereafter be otherwise entitled and specifically, without limiting the generality of the foregoing, shall not be deemed exclusive of any rights pursuant to statute or otherwise, of any such person in any such action, suit or proceeding to have assessed or allowed in such person’s favor against this Corporation or otherwise, such person’s costs and expenses incurred therein or in connection therewith or any part hereof.

Approval of Action 1

Our Board of Directors unanimously approved the Amended and Restated Certificate of Incorporation amending and restating our Articles of Incorporation on April 24, 2013.  The Amended and Restated Certificate of Incorporation is attached to this Information Statement as Appendix A.  The amendment of our Articles of Incorporation requires approval by the holders of a majority of our outstanding shares of common stock.  This shareholder approval will be pursuant to the Shareholder Consent attached hereto as Appendix B, which upon execution will result in 51.4% approval by the holders of our outstanding shares of our common stock.

The Amended and Restated Certificate of Incorporation will be filed with the Secretary of State shortly following execution of the Shareholder Consent, and upon that filing will become effective.

Action 2 – Re-election of Directors

The holders of 4,693,795 shares of our common stock, representing 51.4% of the outstanding shares of our common stock entitled to vote on the record date, will execute the Shareholder Consent re-electing our three incumbent directors to serve on our board of directors. The re-election of our directors will be effective upon execution of the Shareholder Consent.

Pursuant to the Staggered Board Amendment, our board of directors will be divided into three classes, designated Class I, Class II and Class III. Each class will consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire our board of directors. The term of the initial Class I directors shall terminate on the date of the 2016 annual meeting of shareholders, the term of the initial Class II directors shall terminate on the date of the 2017 annual meeting of shareholders and the term of the initial Class III directors shall terminate on the date of the 2018 annual meeting of shareholders. Not more than one class of directors shall be subject to replacement by the shareholders during any single year. At each annual shareholders meeting beginning in 2016, successors to the class of directors whose term expires at that annual meeting may be elected for a three-year term; however, in the absence of a nomination for a successor, the term of the then current incumbent director will be extended for another full three-year term without further action being required.

The following is a brief description of the background and business experience of each of our incumbent nominee directors to be elected to serve on our board of directors, each of whom is currently a member:

Class I Director

Roger P. Baresel became one of our directors and our Chief Financial Officer on November 9, 2000, and our President on October 13, 2003.  In addition, Mr. Baresel served as the Chief Financial Officer of Labock Technologies, Inc., an unrelated privately held corporation active in the defense contracting sector, from January 2007 to March 2008 and as their Chief Operating Officer from Mar 2007 to March 2008.  He also served as the Chief Financial Officer of Advanced Blast Protection, Inc. (“ABP”), an unrelated privately held corporation active in the defense contracting sector, from January 2008 to November 30, 2009.  ABP filed for protection under Chapter 11 of the U.S. Bankruptcy code on November 2, 2009.  Mr. Baresel is an accomplished senior executive and consultant who has served at a variety of companies. While serving as President and CFO of Advantage Marketing Systems, Inc., a publicly-held company engaged in the multi-level marketing of healthcare and dietary supplements, from June 1995 to May 2000, annual sales increased from $2.5 million to in excess of $22.4 million and annual earnings increased from $80,000 to more than $l.2 million. Also, during this period Advantage successfully completed two public offerings, four major acquisitions and its stock moved from the over the counter bulletin board to the American Stock Exchange. Mr. Baresel has the following degrees from Central State University in Edmond, Oklahoma: BA Psychology, BS Accounting and MBA Finance, in which he graduated Summa Cum Laude. Mr. Baresel is also a certified public accountant.

Class II Director

Jason C. Ayers became one of our directors on May 9, 2013, and has been our Vice President of Operations since December 8, 2000 and prior to that served as President of Animus, a privately-held web hosting company which we acquired on April 1, 1998. Mr. Ayers received a BS degree from Southern Nazarene University in Bethany, Oklahoma in May 1996 with a triple major in Computer Science, Mathematics and Physics. Upon graduating, he was a co-founder of Animus.

Class III Director

Timothy J. Kilkenny has served as our Chief Executive Officer and Chairman of the Board of Directors since our inception in May 1995. Prior to that time, he spent 14 years in the financial planning business as a manager for both MetLife and Prudential. Mr. Kilkenny is a graduate of Central Bible College in Springfield, Missouri.

Approval of Action 2

It is anticipated that the Shareholder Consent will be executed 20 days following mailing notice of this Information Statement to you and our other Shareholders.  Following the execution of the Shareholder Consent, we will file the Amended and Restated Certificate of Incorporation with the Secretary of State of Oklahoma.  Upon execution of the Shareholder Consent, further shareholder vote or approval will not be required to authorize the amendment of our Articles of Incorporation.  ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Notice and this Information Statement are first being sent to you and our other shareholders on or about May 10, 2013.

RECORD DATE AND VOTING SECURITIES

The Notice of this Information Statement is being sent to shareholders of record at the close of business on April 30, 2013 (the “Record Date”).  As of the Record Date, there were 9,118,161 shares of our common stock outstanding and entitled to vote in connection with the matters covered by the Shareholder Consent.  Each outstanding common share is entitled to one vote.  Other than our common stock, we do not have any other issued and outstanding stock or other securities entitled to vote in connection with the matters addressed in the Shareholder Consent.

COMMUNICATIONS WITH THE BOARD

While our board of directors does not have a formal process for shareholders to send communications to the board, each member of our board of directors is receptive to receiving communications from our shareholders.  Shareholders may send communications to the attention of any director at our office address, 201 Robert S. Kerr Avenue, Suite 210, Oklahoma City, Oklahoma 73102.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information as to the beneficial ownership of our common stock as of the Record Date of (i) each person known by us that beneficially owns more than 5% thereof, (ii) each of our executive officers and directors (nominee directors), and (iii) all executive officers and directors as a group.  Unless otherwise indicated, all persons listed have sole voting and investment power with respect to their shares, and there is no family relationship between the executive officers and directors.  For purposes of the following table, the number of shares and percentage of ownership of our outstanding common stock that the named person beneficially owns includes shares of common stock that the named person has the right to acquire within 60 days of the Record Date upon exercise of outstanding stock options or conversion rights, but such shares are not included for the purposes of computing the number of shares beneficially owned and percent of outstanding common stock of any other named person.  The non-employee beneficial owner information is based on Schedules 13D or 13G filed by the applicable beneficial owner with the United States Securities and Exchange Commission or other information provided to us by the beneficial owner or our stock transfer agent.  Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such stock.

	Common Stock
	Beneficially Owned
	Number of	Percent of
Beneficial Owner (1)	Shares	Class (1)
Timothy J. Kilkenny* and Barbara J. Kilkenny (2)(3)	2,343,722	27.8%
Roger P. Baresel* (2)(4)	725,362	7.8%
Jason C. Ayers* (2)(5)	515,795	5.7%
Patricia R. Shurley (2)(6)	367,000	4.1%
Michael D. Tomas (2)(7)	305,000	3.4%

All executive officers and directors as a group (5 individuals)	4,571,879	48.8%

High Capital Funding, LLC (8)	907,664	9.9%

 ———————

*	Director and Nominee Director

(1)

Percent of class for any stockholder listed is calculated without regard to shares of common stock issuable to others upon exercise of outstanding stock options. Any shares a stockholder is deemed to own by having the right to acquire by exercise of an option or warrant are considered to be outstanding solely for the purpose of calculating that stockholder’s ownership percentage. We computed the percentage ownership amounts in accordance with the provisions of Rule 13d-3(d), which includes as beneficially owned all shares of common stock which the person or group has the right to acquire within the next 60 days, based upon 9,118,161 shares being outstanding at April 30, 2013.

(2)	Address is c/o 201 Robert S. Kerr Avenue, Suite 210, Oklahoma City, Oklahoma 73102.

(3)

Timothy J. Kilkenny and Barbara J. Kilkenny, husband and wife, hold 1,881,722 and 315,000 shares of our common stock, respectively. The number of shares includes 462,000 shares of our common stock that are subject to currently exercisable stock options.  Amounts shown do not include options, held by Mr. Kilkenny, to purchase 10,000 shares of our common stock exercisable at $.003 per share beginning July 30, 2013 and 10,000 shares of our common stock exercisable at $.003 per share beginning July 30, 2014.

(4)

Roger P. Baresel and Judith A. Baresel, husband and wife, hold 109,350 and 405,164 shares of our common stock, respectively. The number of shares includes 10,000 and 200,848 shares of our common stock subject to currently exercisable stock options held by Mr. and Mrs. Baresel, respectively.  Amounts shown do not include options, held by Mr. Baresel, to purchase 10,000 shares of our common stock exercisable at $.003 per share beginning July 30, 2013 and 10,000 shares of our common stock exercisable at $.003 per share beginning July 30, 2014.

(5)

Jason C. Ayers holds 505,795 shares of our common stock.  The number of shares includes 10,000 shares of our common stock subject to currently exercisable stock options.  Amounts shown do not include options to purchase 10,000 shares of our common stock exercisable at $.003 per share beginning July 30, 2013 and 10,000 shares of our common stock exercisable at $.003 per share beginning July 30, 2014.

(6)

Patricia R. Shurley holds 342,000 shares of our common stock.  The number of shares includes 25,000 shares of our common stock subject to currently exercisable stock options.  Amounts shown do not include options to purchase 25,000 shares of our common stock exercisable at $.003 per share beginning July 30, 2013 and 25,000 shares of our common stock exercisable at $.003 per share beginning July 30, 2014.

(7)

Michael D. Tomas holds 295,000 shares of our common stock.  The number of shares includes 10,000 shares of our common stock subject to currently exercisable stock options.  Amounts shown do not include options to purchase 10,000 shares of our common stock exercisable at $.003 per share beginning July 30, 2013 and 10,000 shares of our common stock exercisable at $.003 per share beginning July 30, 2014.

(8)

High Capital Funding, LLC, 333 Sandy Springs Circle, Suite 230, Atlanta, Georgia 30328, the parent company of Generation Capital Associates, holds 497,156 shares of our common stock.  Generation Capital Associates holds 267,608 shares of our common stock. The number of shares includes 142,900 shares of our common stock that are subject to currently exercisable common stock purchase warrants held by Generation Capital Associates. Amounts shown do not include 422,100 shares of our common stock that are subject to common stock purchase warrants that are not currently exercisable because they contain a provision prohibiting their exercise to the extent that they would increase Generation Capital Associates’ percentage ownership beyond 9.9% of our outstanding shares of common stock. We have a secured promissory note with High Capital Funding, LLC and an operating lease with Generation Capital Associates.  At December 31, 2012 the outstanding principal and interest of the secured promissory note was $249,861 and we had recorded $253,169 in unpaid lease payments.

Outstanding Warrants and Stock Options

As of the Record Date, we had outstanding:

stock options granted to employees exercisable for the purchase of 1,446,550 shares of our common stock during various periods with a weighted average exercise price of $0.034 per share, and warrants and certain stock options issued to non-employees exercisable for the purchase of 565,000 shares of our common stock during various periods with a weighted average exercise price of $0.005 per share.

The exercise prices of these warrants and stock options were equal to or in excess of the estimated fair market value of the common stock on the date we agreed to issue the warrants or on the date the stock options were granted.

DESCRIPTION OF SECURITIES

Pursuant to our Articles of Incorporation, we are authorized to issue up to 10,000,000 shares of our common stock, $0.00001 par value per share.  As of the date of the Record Date, we had 9,118,161 shares of common stock outstanding.  Following amendment of our Articles of Incorporation, we will be authorized to issue up to 40,000,000 shares of our common stock, $0.00001 par value per share, and 10,000,000 shares of our preferred stock, $0.001 par value per share.

The following description of certain matters relate to our capital stock is a summary and is qualified in its entirety by the provisions of our Articles of Incorporation and the Amended and Restated Certificate of Incorporation and bylaws.  Our Articles of Incorporation and bylaws will be provided upon request addressed to us. See “Where You Can Find Additional Information.” The Amended and Restated Certificate of Incorporation is attached to this Information Statement as Appendix A.

Common Stock

After giving effect to the Amended and Restated Certificate of Incorporation, as holders of our outstanding shares of the common stock, your rights, privileges, disabilities and restrictions in general are as follows:

the right to receive ratably dividends, if any, as may be declared from time to time by our board of directors out of assets legally available therefor, subject to the payment of preferential dividends with respect to our then outstanding preferred stock;

the right to share ratably in all assets available for distribution to the common stock shareholders after payment of our liabilities in the event of our liquidation, dissolution and winding-up, subject to the prior distribution rights of the holders of our then outstanding preferred stock;

the right to one vote per share on matters submitted to a vote by our common stock shareholders;

no preferential or preemptive right and no subscription, redemption or conversion privilege with respect to the issuance of additional shares of our common stock; and

no cumulative voting rights, which means that the holders of a majority of shares voting for the election of directors can elect all members of our board of directors then subject to election.

In general, a majority vote of shares represented at a meeting of common stock shareholders at which a quorum (a majority of the outstanding shares of common stock) is present, is sufficient for all actions that require the vote or concurrence of shareholders, subject to and possibly in connection with the voting rights of the holders of our then outstanding preferred stock and entitled to vote with the holders of our common stock.  All of the outstanding shares of our common stock are fully paid and non-assessable.

Preferred Stock

After giving effect to the Amended and Restated Certificate of Incorporation, our authorized preferred stock may be issued from time to time in one or more series.  Our board of directors, without further approval of the common stock shareholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of our preferred stock.  We believe that having a class of preferred stock provides greater flexibility in financing, acquisitions and other corporate activities.  In the event of any issuance, our common stock shareholders will not have any preemptive or similar rights to acquire any of the preferred stock.  Issuance of preferred stock may adversely affect the voting power of the holders of our then outstanding common stock,

may adversely affect the likelihood that the preferred stock holders will receive dividend payments and payments upon liquidation and may have the effect of delaying or preventing a change in shareholder and management control.

Series A Preferred Stock

Following the filing of the Amended and Restated Certificate of Incorporation with the Oklahoma Secretary of State and then becoming effective, we anticipate that our Board of Directors will designate 1,200,000 shares of our authorized preferred stock as Series A Convertible Preferred Stock ("Series A Preferred Stock"), par value of $.001 per share.  Upon authorization of the Series A Convertible Preferred Stock and its issuance by our Board of Directors, we anticipate offering to exchange up to 1,200,000 shares of Series A Convertible Preferred Stock in exchange for up to $1,200,000 of our indebtedness.    We do not have any obligations or commitments to issue any shares of the Series A Preferred Stock, once authorized by our Board of Directors, and have not entered into any agreements with our creditors to issue shares of the Series A Preferred Stock in exchange for amounts owed our creditors.  Furthermore, there is no assurance that our creditors will agree to exchange all or any portion of the amounts owed to them for shares of the Series A Preferred Stock.

As of the date of the Record Date, the Series A Preferred Stock was not authorized and, accordingly, no shares of Series A Preferred Stock were issued and outstanding.

The Series A Preferred Stock will possess all such rights and privileges that are afforded to preferred stock by the Oklahoma General Corporation Law in the absence of any express grant or limitation of rights or privileges provided in the certificate of designation evidencing the Series A Preferred Stock.  The anticipated designations and the preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of the shares of the Series A Preferred Stock are set forth in the Certificate of Designations, Preferences, and Rights of Series A Convertible Preferred Stock attached to this Information Statement as Appendix C and are summarized below.

Dividend Rights.

The holders of shares of the Series A Preferred Stock will be entitled to receive, when and as declared by the board of Directors, dividends in cash in the amount of$0.01 per share per annum through December 31, 2016, and $0.05 per share per annum thereafter, payable within 90 days following the end of each year on such date as determined by the board.  Dividends will be cumulative from the Date of Accrual (as defined below) with respect to the shares (regardless of whether we then have net profits or net assets legally available for payment of the dividends). “Date of Accrual” means the date on which the applicable Series A Preferred Stock shares were issued Beginning January 1, 2017, our board may elect to make any required dividend payment with shares of our common stock in lieu of cash dividends.  The common stock issued in payment of dividends will be valued for that purpose at the average closing price for the 10 trading days prior to date of the dividend payment date.

Voting Rights.  The Series A Preferred Stock shall be non-voting, except:

The consent of the holders of at least a majority of the outstanding shares of the Series A Preferred Stock, voting separately as a single class in person or by proxy, at a special or annual meeting of shareholders called for the purpose, or by written consent, shall be necessary to amend our the Certificate of Incorporation and the provisions of the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, in any manner that would materially and adversely alter the rights and preferences of the Series A Preferred Stock holders.

In the event that we fail, for any reason, to make a dividend payment, whether in cash or common stock shares, each share of Series A Preferred Stock will thereafter be entitled to two votes upon any matter that the holders of the common stock are entitled to vote; and

The holders of Series A Preferred Stock will not have voting rights except as expressly granted the Certificate of Designations, Preferences, and Rights of Series A Convertible Preferred Stock.

Redemption Rights

Redemption by Corporation.  At the option of our board of Directors, we may redeem the whole or any part of the outstanding Series A Preferred Stock, at any time or from time to time, upon at least 30-days’ prior written notice to the holders of record of the Series A Preferred Stock to be redeemed, by paying the redemption price of $1.00 per share,  plus all accrued and unpaid dividends thereon, at the date fixed for redemption, without interest, in cash, for each share of Series A Preferred Stock to be redeemed.

Redemption after Change of Control.  At any time after we experience a Change of Control (as defined below), upon at least 5-days’ prior written notice delivered and received by us, the holders of Series A Preferred Stock will have the right, at the election of a majority of the holders of the Series A Preferred Stock, to require our redemption of all of the outstanding Series A Preferred Stock or from time to time a specified number of shares of the Series A Preferred Stock by paying in cash to the holders of Series A Preferred Stock the $1.00 Redemption Price per share plus all accrued and unpaid dividends thereon at the date fixed by the Series A Preferred Stock holders for redemption, without interest.

"Change of Control" means (i) any third person, including a "group" as defined in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of shares of the Corporation or of proxies or other rights pertaining to the Corporation which carry 25% or more of the total number of votes for the election of our board of directors or with respect to a merger, consolidation or sale; (ii) as result of, or in connection with, any cash tender offer, merger, or other business combination of the foregoing, the persons who were serving as our directors immediately prior to such event cease to constitute a majority of our board of directors; (iii) the approval of an agreement providing either for a transaction or series of transactions by which we will cease to be an independent publicly-owned company or for a sale, lease or other disposition of all or substantially all of our assets; or (iv) following any public offering of our securities during any 24 consecutive-month period the persons who were members of our board of directors at the commencement of the 24-month period cease for any reason to constitute a majority of our board of directors.

Liquidation Rights.

Upon our liquidation, dissolution, or winding-up, no distribution will be made to the holders of common stock and any other holders of our stock ranking junior to the Series A Preferred Stock unless and until  the holders of Series A Preferred Stock will have received $1.00 per share plus all accrued and unpaid dividends thereon, or to the holders of stock ranking on a parity with the Series A Preferred Stock, unless distributions are made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution, or winding-up.

Conversion Rights.

Each holder of the Series A Preferred will have the right to convert the Series A Preferred shares, at the holder’s option, at any time, into unregistered shares of our common stock at the conversion rate of one common stock share for each share of Series A Preferred.

Transfer and Warrant Agent and Registrar

Securities Transfer Corporation is the registrar and transfer agent of our common stock.

Shareholder Action

Under our bylaws, the affirmative vote of the holders of a majority of our outstanding shares of the common stock entitled to vote thereon is sufficient to authorize, affirm, ratify or consent to any act or action required of or by the holders of the common stock, except as otherwise provided by the Oklahoma General Corporation Law.

Under Oklahoma General Corporation Law, our shareholders may take actions without the holding of a meeting by written consent.  The written consent must be signed by the holders of a sufficient number of shares to approve the act or action had all of our outstanding shares of capital stock entitled to vote thereon been present at a meeting.  In this event, we are required to provide prompt notice of any corporate action taken without a meeting to our shareholders who did not consent in writing to the act or action.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the United States Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 100 F Street, N.E., Washington, D.C. 20549.  The reports and other information are filed through the Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the U.S. Securities and Exchange Commission's site on the Internet, located at http://www.sec.gov.

These documents may also be accessed from our website at http://www.fullnet.net/ir.html.  We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the United States Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to FullNet Communications, Inc. at 201 Robert S. Kerr Avenue, Suite 210, Oklahoma City, Oklahoma 73102, telephone:  (405) 236-8200.

We have not authorized anyone to give any information or make any representation about the actions to be taken pursuant to the Shareholder Consent or us that is different from, or in addition to, that contained in this Information Statement or in any of the materials accompanying this Information Statement. Therefore, if anyone does give you information of this kind, you should not rely on it. The information contained in this Information Statement is accurate only as of the date of this Information Statement unless the information specifically indicates that another date applies.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Information Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the associated expense. However, if shareholders prefer to receive multiple sets of this Information Statement at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 201 Robert S. Kerr Avenue, Suite 210, Oklahoma City, Oklahoma 73102, to inform Access Plans of their request.

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2012 accompanies this Information Statement.  The exhibits to our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the U.S. Securities and Exchange Commission, are available upon written request of our Corporate Secretary at 201 Robert S. Kerr Avenue, Suite 210, Oklahoma City, Oklahoma 73102. These documents may also be accessed from our website at http://www.fullnet.net/ir.html.

BY ORDER OF THE BOARD OF DIRECTORS

TIMOTHY J. KILKENNY

Chairman of the Board

Oklahoma City, Oklahoma

May 10, 2013

APPENDIX A &

EXHIBIT A TO APPENDIX B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

FULLNET COMMUNICATIONS, INC.

FullNet Communications, Inc., an Oklahoma corporation (this “Corporation”), does hereby certify that:

1.

This Corporation hereby restates and amends its Certificate of Incorporation pursuant to Section 1080C of the Oklahoma General Corporation Act.

2.

This Corporation was incorporated on May 24, 1995, under the name “Cen-Com of Oklahoma, Inc.” and amended its Certificate of Incorporation on December 1, 1995, that changed its name to “FullNet. Communications, Inc.”

3.

This Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of this Corporation’s Certificate of Incorporation by (i) amending Article Fourth to increase the number of authorized shares of capital stock from 10,000,000 to 50,000,000 and to increase the number of authorized shares of common stock from 10,000,000 to 40,000,000 and to authorize 10,000,000 shares of preferred stock; and (ii) to change the name of this Corporation to “FullNet Communications, Inc.”; as up to the date and time hereof as previously amended or supplemented, and that there is no discrepancy between those provisions and the provisions of this Amended and Restated Certificate of Incorporation, except as permitted pursuant to Section 1080C of the Oklahoma General Corporation Act.

4.

This Corporation’s Certificate of Incorporation is restated as follows:

FIRST.

The name of this corporation is:  FullNet Communications, Inc.

SECOND.

The address, including the street, number, city and county, of this Corporation's registered office in the State of Oklahoma is 201 Robert S. Kerr Avenue, Suite 210, Oklahoma City, Oklahoma County, Oklahoma 73102; the name of this Corporation's registered agent at such address is Timothy J. Kilkenny.

THIRD.

The nature of the business and the purpose of this Corporation shall be to engage in any lawful act or activity for which a corporation may be organized under the general corporation law of Oklahoma.

FOURTH.

The term of this Corporation is perpetual.

FIFTH.

The total number of shares of capital stock which this Corporation shall have authority to issue is 50,000,000 shares, divided into 40,000,000 shares designated as Common Stock, par value $.00001 per share, and 10,000,000 shares designated as Preferred Stock, par value $.001 per share.

The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are as follows:

Preferred

The board of directors is authorized, subject to limitations prescribed by law and the provisions hereof, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Oklahoma, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the board with respect to each series shall include but not be limited to, determination of the following:

(a)

The number of shares constituting the series and the distinctive designation of that series;

(b)

The dividend rate on the shares of that series, whether dividends shall be cumulative, and if so, from which date or dates, and the rights of priority, if any, of payment of dividends on shares of that series;

(c)

Whether that series shall have voting right, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

(d)

Whether that series shall have conversion privileges, and if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate in such events as the board shall determine;

(e)

Whether or not shares shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary with different conditions and at different redemption dates;

(f)

Whether that series shall have a sinking fund for redemption or purchase of shares of the series, and if so, the terms and amount of such sinking fund;

(g)

The rights of the shares of that series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of this Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(h)

Any other relative rights, preferences or limitations of that series.

Dividends on outstanding shares of Preferred Stock shall be paid or set apart for payment before any dividends shall be paid or declared or set apart for payment on the common shares with respect to the same dividend period.

If upon voluntary or involuntary liquidation, dissolution or wind up of this Corporation the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratable amount the shares of all series in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

Common

Each of the shares of the Common Stock of this Corporation shall be equal in all respects to each other share.  The holders of shares of Common Stock shall be entitled to one vote for each share of Common Stock held with respect to all matters as to which the Common Stock is entitled to be voted.

Subject to the preferential and other dividend rights applicable to Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends (payable in cash, stock or otherwise) as may be declared on the Common Stock by the board of directors at any time or from time to time out of any funds legally available therefor.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of this Corporation, after distribution in full of the preferential and/or other amounts to be distributed to the holders of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of this Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them.

SIXTH.

To the fullest extent permitted by the Oklahoma General Corporation Act as the same exists or may hereafter be amended, a director of this Corporation shall not be personally liable to this Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.

SEVENTH.

Indemnity.

(g)

Third Party Claims. This Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of this Corporation) by reason of the fact that such person shall be serving or served as  a director, officer, employee or agent of this Corporation or shall be serving or served at the request of this Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of this Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that such person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interest of this Corporation and with respect to any criminal action or proceeding had reasonable cause to believe that such person’s conduct was unlawful.

(h)

Derivative Claims. This Corporation shall indemnify any person who was or shall be a party or shall be threatened to be made a party to any threatened, pending or completed action or suit by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that such person shall be serving or served as a director, officer, employee or agent of this Corporation or shall be serving or served at the request of this Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of this Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to this Corporation unless and only to the extent that the court in which such action or suit was brought shall determine, upon application, that despite the adjudication of liability, but in the view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(i)

Expenses. Expenses, including fees and expenses of counsel, incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding may be paid by this Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by this Corporation as authorized herein.

(j)

Insurance. This Corporation may purchase (upon resolution duly adopted by the Board of Directors) and maintain insurance on behalf of any person who shall be serving or served as a director, officer, employee or agent of this Corporation, or shall be serving or served at the request of this Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not this Corporation would have the power to indemnify such person against such liability.

(k)

Reimbursement. To the extent that any  person entitled to indemnity hereunder by this Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to herein or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(l)

Enforcement. Every such person shall be entitled, without demand by such person upon this Corporation or any action by this Corporation, to enforce such person’s right to such indemnity in an action at law against this Corporation. The right of indemnification and advancement of expenses hereinabove provided shall not be deemed exclusive of any rights to which any such person may now or hereafter be otherwise entitled and specifically, without limiting the generality of the foregoing, shall not be deemed exclusive of any rights pursuant to statute or otherwise, of any such person in any such action, suit or proceeding to have assessed or allowed in such person’s favor against this Corporation or otherwise, such person’s costs and expenses incurred therein or in connection therewith or any part hereof.

EIGHTH.

For the management of the business and for the conduct of the affairs of this Corporation, and in further definition, limitation and regulation of the powers of this Corporation, its directors and its shareholders or any class thereof, as the case may be, it is further provided that:

(a)

Management by Board of Directors. The business and affairs of this Corporation shall be under the direction of the board of directors.

(b)

Number of Directors. Subject to the addition of any directors elected by a class of preferred stock as provided in Section (c) of this Article Eighth, the number of directors which shall constitute the whole board shall not be less than one nor more than five, and shall be determined by resolution adopted by a majority vote of the entire board of directors, or at an annual or special meeting of shareholders by the affirmative vote of a majority of the outstanding stock entitled to vote. No reduction in number shall have the effect of removing any director prior to the expiration of such person’s term.

(c)

Classes of Directors; Election by Shareholders; Vacancies. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2016 annual meeting of shareholders, the term of the initial Class II directors shall terminate on the date of the 2017 annual meeting of shareholders and the term of the initial Class III directors shall terminate on the date of the 2018 annual meeting of shareholders. Not more than one class of directors shall be subject to replacement by the shareholders during any single year. At each annual meeting of shareholders beginning in 2016, successors to the class of directors whose term expires at that annual meeting may be elected for a three-year term; however, in the absence of a nomination for a successor, the term of the then current director shall simply be extended for another full three year term without further action being required. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until a successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, however resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected. No election of directors need be by written ballot.

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by this Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Certificate of Designation of such class or series of Preferred Stock or the resolution or resolutions adopted by the Board of Directors pursuant to Section (b) of this Article Eighth applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article Eighth unless expressly provided by such terms.

(d)

Prior to receipt of any payment for any of this Corporation’s stock, the bylaws of this Corporation shall be adopted, amended or repealed by the incorporator.  Thereafter, the power to adopt, amend or repeal the bylaws is conferred on the board of directors.

NINTH.

This Corporation elects that the Control Share Acquisition Act as set forth in Sections 1145 through 1155 of Title 18 of the Oklahoma Statutes shall not apply to this Corporation.  Furthermore, this Corporation elects not to be governed by Section 1090.3 of Title 18 of the Oklahoma Statutes.

TENTH.

Amendments; Bylaws; Written Consent.

(a)

Amendments to Certificate of Incorporation. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the issued and outstanding stock having voting power, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with Articles Sixth, Seventh, Eighth and this Article Tenth of this Certificate of Incorporation. Except as set forth above, the affirmative vote of the holders of more than 50% of the issued and outstanding stack having voting power, voting together as a single class, shall be required to amend, repeal or adopt any provision of this Certificate of Incorporation

(b)

 Bylaws. Prior to the receipt of any payment for any of this Corporation’s stock, the Bylaws of this Corporation shall be adopted, amended or repealed by the Incorporator. Thereafter, in furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to adopt, repeal, alter, amend or rescind the Bylaws of this Corporation. In addition, the Bylaws of this Corporation may be adopted, repealed, altered, amended or rescinded by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding stock of this Corporation entitled to vote thereon.

(c)

Action By Written Consent. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing.

IN WITNESS WHEREOF, this Corporation has caused this Restated Certificate of Incorporation to be signed by its Chief Executive Officer and attested by its Secretary this _________ day of __________, 2013.

FULLNET COMMUNICATIONS, INC.

By:________________________

Timothy J. Kilkenny

Chief Executive Officer

ATTEST:

___________________________

Roger P. Baresel, Secretary

APPENDIX B

SHAREHOLDER CONSENT TO ACTION

IN LIEU OF A MEETING

OF FULLNET COMMUNICATIONS, INC.

The undersigned holders of a majority of the outstanding shares of common stock, $.00001 par value per share (the “Common Stock”), of FullNet Communications, Inc., an Oklahoma corporation (the “Corporation”), do hereby adopt and consent to the adoption of the following resolutions, with the same force and effect as if these resolutions were proposed, seconded and adopted by the holders of a majority of the outstanding shares of Common Stock at a meeting of the Corporation’s stockholders duly called and held on the date set forth below:

WHEREAS, upon the recommendation of the Board of Directors of the Corporation, the below named holders of a majority of the issued and outstanding shares of Common Stock deem it advisable to approve amendment of the Corporation’s Articles of Incorporation to:

i)

increase the number of authorized shares of capital stock from 10,000,000 to 50,000,000 and increase the number of authorized shares of common stock from 10,000,000 to 40,000,000 and authorize 10,000,000 shares of preferred stock;

ii)

change the name of the Corporation to FullNet Communications, Inc.;

iii)

provide for three classes of directors serving terms, with each class to be as nearly equal in number as possible;

iv)

require shareholder super-majority approval for certain actions;

v)

effect various other changes to how the Corporation’s activities are conducted; and

vi)

provide for indemnification of individual serving or having served as an officer, director, employee or agent of the Company and, at the request of the Company, of any other company, partnership, joint venture or other entity.

AND WHEREAS, holders of a majority of the issued and outstanding shares of Common Stock deem it advisable to elect the Messrs. Timothy J. Kilkenny, Roger P. Baresel and Jason Ayers to serve on the Corporation’s board of directors.

NOW, THEREFORE, BE IT RESOLVED, that the Corporation’s Certificate of Incorporation be Amended and Restated as set forth in the attached Exhibit A – Amended and Restated Certificate of Incorporation of FullNet Communications, Inc.; and

RESOLVED FURTHER, that Messrs. Timothy J. Kilkenny, Roger P. Baresel and Jason Ayers are elected to serve on the Corporation’s board of directors for the terms set forth below to hold office until their successors are duly elected and qualified or until the earlier of their death, resignation or removal:

i)

Roger P. Baresel as a Class I director with an initial term ending on the date of the 2016 annual meeting of shareholders;

ii)

Jason C. Ayers as a Class II director with an initial term ending on the date of the 2017 annual meeting of shareholders; and

iii)

Timothy J. Kilkenny as a Class III director with an initial term ending on the date of the 2018 annual meeting of shareholders.

RESOLVED FURTHER, that the Chief Executive Officer, President and any Vice President of the Corporation are hereby, and each of them with the full authority to act without the others hereby is, authorized, in the name and on behalf of the Corporation, from time to time, to take such actions and to execute and deliver such agreements, certificates, schedules, exhibits, notices or any other document as may be required or as any such officer may deem necessary, desirable, or proper in order to carry out the intent of these resolutions and to carry out and perform the obligations of the Corporation pursuant to the terms of or in connection with the foregoing matters.

EXECUTED on the          day of May, 2013, but effective as of the          day of May, 2013.

Timothy J. Kilkenny Revocable Trust

Barbara J. Kilkenny Revocable Trust

Timothy J. Kilkenny, Trustee

Barbara J. Kilkenny, Trustee

___

Roger P. Baresel

Judith A. Baresel

Jason C. Ayers

Michael Tomas

Pat Shurley

Wanda L. Baresel

High Capital Funding, LLC

High Capital Funding, LLC, as the

Frank E. Hart, President

Assignee of Generation Capital Associates

Profit Concepts, Ltd., Manager

Profit Concepts, Ltd., Manager

APPENDIX C

CERTIFICATE OF DESIGNATIONS,

PREFERENCES, AND RIGHTS OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

FULLNET COMMUNICATIONS, INC.

Pursuant to Section 1032 of the General Corporation Law

of the State of Oklahoma

FullNet Communications, Inc., an Oklahoma corporation (the “Corporation”), certifies that pursuant to the authority contained in Article Fifth of its Amended and Restated Certificate of Incorporation, and in accordance with the provisions of Section 1032 of the General Corporation Law of the State of Oklahoma, its Board of Directors (the “Board”) has adopted the following resolution creating a series of its Preferred Stock designated as Series A Convertible Preferred Stock:

1.

Designation Amount.  The shares of such series shall be designated as “Series A Convertible Preferred Stock” (the “Series A Convertible Preferred Stock”) and the number of shares constituting such series shall be One Million Two Hundred Thousand (1,200,000).

2.

Dividend Rights.

(A)

The holders of shares of the Series A Convertible Preferred Stock are entitled to receive, when and as declared by the Board of Directors, dividends in cash in the amount of ONE CENT ($0.01) per share per annum through December 31, 2016, and FIVE CENTS ($0.05) per share per annum thereafter, payable within 90 days following the 31st day of December each year on such date as determined by the Board.  Dividends on shares of the Series A Convertible Preferred Stock are cumulative from the Date of Accrual (as defined below) with respect to the shares (whether or not there will be net profits or net assets of the Corporation legally available for payment of such dividends) so that, if at any time Full Cumulative Dividends (as defined below) upon the Series A Convertible Preferred Stock to the end of the last completed dividend period will not have been paid, or declared and a sum sufficient for payment thereof set apart, the amount of the deficiency in the dividends will be fully paid, but without interest, before any dividend will be declared or paid or any other distribution ordered or made upon, or any purchase or redemption made of, any stock ranking as to dividends or upon liquidation junior to the Series A Convertible Preferred Stock (other than a dividend payable in junior stock, or a purchase or redemption made by issue or delivery of the junior stock); provided, however, that any moneys deposited in any sinking fund with respect to any preferred stock or preference stock of the Corporation in compliance with the provisions of the sinking fund may thereafter be applied to the purchase or redemption of such preferred stock or preference stock in accordance with the terms of the sinking fund regardless of whether at the time of the application Full Cumulative Dividends upon shares of the Series A Convertible Preferred Stock outstanding to the end of the last completed dividend period will have been paid or declared and set apart for payment.  All dividends declared upon the shares of the Series A Convertible Preferred Stock and any other preferred stock or preference stock ranking on a parity as to the dividend with the Series A Convertible Preferred Stock will be declared pro rata, so that the amounts of dividends declared per share on the Series A Convertible Preferred Stock and the other preferred stock and preference stock will in all cases bear to each other the same ratio that accrued dividends per share on the shares of the Series A Convertible Preferred Stock and the preference stock bear to each other.  Holders of shares of the Series A Convertible Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of Full Cumulative Dividends.  As used herein the term “Date of Accrual”, as to any shares of Series A Convertible Preferred Stock, means the date on which the shares in question were issued.  The term “Full Cumulative Dividends” means (whether or not in any dividend period, or any part of it, in respect of which the term is used there will have been net profits or net assets of the Corporation legally available for payment of such dividends) that amount which will be equal to dividends at the full rate fixed for the Series A Convertible Preferred Stock provided in this Section 2 for the period of time elapsed from the Date of Accrual to the date as of which Full Cumulative Dividends are to be computed (including an amount equal to the dividend at the rate for any fraction of a dividend period included in the period of time calculated on the basis of a 360-day year of 12 30-day months); and

(B)

Beginning January 1, 2017, the Board of Directors of the Corporation may elect to make any required dividend payment with unregistered Common Stock in lieu of cash.  The unregistered Common Stock shall be valued for this purpose at the average closing price for the ten (10) trading days prior to date of the dividend payment.  For purposes of this Section 2, a trading day is a day on which the New York Stock Exchange shall not be closed for purposes of trading of securities during normal business hours.

3.

Voting Rights.  The Series A Convertible Preferred Stock shall be non-voting, except:

(A)

The consent of the holders of at least a majority of the outstanding shares of the Series A Convertible Preferred Stock, voting separately as a single class in person or by proxy, at a special or annual meeting of shareholders called for the purpose, or by written consent as set forth in Section (c) of Article Tenth of the Corporation’s Amended and Restated Certificate of Incorporation dated April ____, 2013, shall be necessary to amend the Certificate of Incorporation, including the provisions of this Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, in any manner which would materially alter the expressed rights and preferences of the Series A Convertible Preferred Stock contained in the Certificate so as to adversely affect holders thereof.  Notwithstanding the foregoing or anything herein to the contrary, no approval  by the holders of the Series A Convertible Preferred Stock, voting as a class, shall be required for (i) the approval of any amendment which effects the division of the Series A Convertible Preferred Stock into a greater number of shares or creates other series of Preferred Stock, which may be senior or junior to, or on parity with, the Series A Convertible Preferred Stock, (ii) the approval of any action concerning the issuance or sale by the Corporation of its Common Stock, or (iii) the approval of the Corporation incurring any debt, whether secured or unsecured, and issuing any debt or security instruments;

(B)

In the event that the Corporation fails, for any reason, to make a Dividend payment as set forth in Section 2. Dividends, each share of Series A Convertible Preferred Stock shall thereafter be entitled to two votes upon any matter that the holders of the Common Stock are entitled to vote; and

(C)

The holders of Series A Convertible Preferred Stock shall have no voting rights except as expressly granted in this Section 3.

4.

Redemption Rights.

(A)

Redemption by Corporation.  The Corporation, at the option of the Board of Directors, may redeem the whole or any part of the outstanding Series A Convertible Preferred Stock, at any time or from time to time, after the date hereof, upon at least 30-days’ prior written notice to the holders of record of the Series A Convertible to be redeemed, by paying the Redemption Price per share, hereinafter defined, plus all accrued and unpaid dividends thereon, at the date fixed for redemption, without interest, in cash, for each share of Series A Convertible Preferred Stock so redeemed.  The Redemption Price shall be ONE DOLLAR ($1.00) per share.  The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which and the terms and conditions upon which the Series A Convertible Preferred Stock shall be redeemed at any time and from time to time.  The notice of redemption to each shareholder whose shares of Series A Convertible Preferred Stock are to be redeemed shall specify the number of shares of Series A Convertible Preferred Stock of such shareholder to be redeemed, the date fixed for redemption and the redemption price at which the shares of Series A Convertible Preferred Stock are to be redeemed, and shall specify where payment of the redemption price is to be made upon surrender of such shares, shall state the conversion rate then in effect, and the that conversion rights of such shares shall terminate at the closing of business on the date fixed for redemption; and

(B)

Redemption after Change of Control.  At any time after a Change of Control of the Corporation as defined herein, upon at least 5-days’ prior written notice to the Corporation, the holders of Series A Convertible Preferred Stock shall have the right, at the election of a majority of the holders, to require the Corporation to redeem all of the Series A Convertible Preferred Stock or from time to time a specified number of shares of the Series A Convertible Preferred Stock by paying in cash to the holders of Series A Convertible Preferred Stock the Redemption Price per share plus all accrued and unpaid dividends thereon at the date fixed by the holders for redemption, without interest.

(C)

Change of Control Defined.  For purposes of this Section, each of the following specified events shall be deemed a "change of control":  (i) any third person, including a "group" as defined in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of shares of the Corporation or of proxies or other rights pertaining to the Corporation which carry 25 percent or more of the total number of votes for the election of the Board of Directors of the Corporation or with respect to a merger, consolidation or sale; (ii) as result of, or in connection with, any cash tender offer, merger, or other business combination of the foregoing, the persons who were directors of the Corporation immediately prior to such event cease to constitute a majority of the Board of Directors of the Corporation; (iii) the approval of an agreement providing either for a transaction or series of transactions by which the Corporation will cease to be an independent publicly-owned company or for a sale, lease or other disposition of all or substantially all of the assets of the Corporation; or (iv) following any public offering of securities of the Corporation during any period of 24 consecutive months the persons who were members of the Corporation's Board of Directors at the commencement of the period cease for any reason to constitute a majority of the Corporation's Board of Directors.

5.

Liquidation Rights.  Upon any liquidation, dissolution, or winding up of the Corporation, no distribution shall be made (A) to the holders of stock ranking junior to the Series A Convertible Preferred Stock unless, prior thereto, the holders of Series A Convertible Preferred Stock shall have received an amount in cash equal to ONE DOLLAR ($1.00) per share plus all accrued and unpaid dividends thereon, or (B) to the holders of stock ranking on a parity with the Series A Convertible Preferred Stock, unless distributions are made ratably on the Series A Convertible Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution, or winding up.

6.

Conversion Rights.  The holders of the Series A Convertible Preferred shall have the following rights with respect to the conversion of the Series A Convertible Preferred into unregistered shares of Common Stock (the “Conversion Rights”):

(a) Optional Conversion.  Each holder of the Series A Convertible Preferred shall have the right to convert the Series A Convertible Preferred shares, at such holder’s option, at any time, into unregistered shares of Common Stock of the Corporation at the conversion rate of ONE (1) share of unregistered Common Stock for each share of Series A Convertible Preferred.

(b) Mechanics of Conversion.  Upon conversion of the Series A Convertible Preferred into shares of unregistered Common Stock pursuant to Section 6(A), the holder shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Corporation, and shall give written notice to the Corporation at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series A Convertible Preferred being converted.  Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of unregistered Common Stock to which such holder is entitled.  Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series A Convertible Preferred to be converted, and the person entitled to receive the shares of unregistered Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of unregistered Common Stock on such date.

(c) Adjustments for Stock Splits or Combinations.  If the Corporation shall at any time or from time to time after the date that the first share of Series A Convertible Preferred is issued (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Series A Convertible Preferred conversion rate in effect immediately before that subdivision shall be adjusted proportionally for that event.  If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares, the Series A Convertible Preferred conversion rate in effect immediately before the combination shall not be adjusted for that event.

(d) Adjustment for Common Stock Dividends and Distributions.  If the Corporation at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event each share of the Series A Convertible Preferred shall be entitled to receive such dividend or distribution in an amount per share equal to the amount per share of Common Stock issuable upon conversion of the Series A Convertible Preferred.

(e) Adjustment for Reclassification, Exchange and Substitution.  In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Corporation with or into another corporation (other than a merger with a subsidiary in which merger the Corporation is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon conversion) or in case of any sale, lease or conveyance to another corporation of the property of the Corporation as an entirety, the Corporation shall, as a condition precedent to such transaction, cause effective provisions to be made so that the holder of the Series A Convertible Preferred shall have the right thereafter by converting the Series A Convertible Preferred, to acquire the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been obtained upon conversion of the Series A Convertible Preferred immediately prior to such reclassification, change, consolidation, merger, sale or conveyance.  The foregoing provisions of this section shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

(f) Fractional Shares.  No fractional shares of unregistered Common Stock shall be issued upon conversion of Series A Convertible Preferred.  All shares of unregistered Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Convertible Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the unregistered Common Stock’s fair market value (as determined by the Board) on the date of conversion.

(g) Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Convertible Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Convertible Preferred.

(h) Notices.  Any notice required by the provisions of this Section 6 shall be in writing and shall be deemed effectively given:  (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex, e-mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

(i) Payment of Taxes.  The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of unregistered Common Stock upon conversion of shares of Series A Convertible Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of unregistered Common Stock in a name other than that in which the shares of Series A Convertible Preferred so converted were registered.

7.

Reacquired Shares.  Any shares of the Series A Convertible Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof.

8.

Notices of Corporate Action.  In the event of:

(A)

Any taking by the Corporation of a record of the holders of its Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a dividend payable solely in cash or shares of Common Stock) or other distribution, or any right or warrant to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

(B)

Any capital reorganization, reclassification or recapitalization of the Corporation (other than a subdivision or combination of the outstanding shares of its Common Stock), any consolidation or merger involving the Corporation and any other person (other than a consolidation or merger with a wholly-owned subsidiary of the Corporation, provided that the Corporation is the surviving or the continuing corporation and no change occurs in the Common Stock), or any transfer of all or substantially all the assets of the Corporation to any other person; or

(C)

Any voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, and in each such case, the Corporation shall cause to be mailed to each transfer agent for the shares of the Series A Convertible Preferred Stock and to the holders of the outstanding shares of the Series A Convertible Preferred Stock, at least 20 days (or 10 days in the case of any event specified in clause (A) above) prior to the applicable record or effective date hereinafter specified, a notice stating (i) the date or expected date on which may such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right or (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares  of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up.  The failure to give any notice required by this Section 7, or any defect therein, shall not affect the legality or validity of any such action requiring such notice, except as may otherwise be provided herein.

IN WITNESS WHEREOF, FullNet Communications, Inc. has caused this Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock to be duly executed by its President and attested to by it Secretary this             day of                   , 2013.

FULLNET COMMUNICATIONS, INC.

By:

Timothy J. Kilkenny, CEO

Attest:

___________________________

Roger P. Baresel, Secretary

1